SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 22, 2001
                        (Date of earliest event reported)


                  MINNESOTA MINING AND MANUFACTURING COMPANY
           (Exact name of registrant as specified in its charter)


                                File No. 1-3285
                           (Commission File Number)


                Delaware                           41-0417775
        (State of incorporation)               (I.R.S. Employer
                                             Identification Number)


            3M Center                              55144-1000
            St. Paul, Minnesota                    (Zip Code)
                 (Address of principal executive offices)


               Registrant's telephone, including area code:
                             (651) 733-1110


ITEM 5.   OTHER EVENTS.


On February 22, 2001, Minnesota Mining and Manufacturing Company ("3M") filed with the Securities and Exchange Commission (the "SEC") a Prospectus Supplement, dated February 20, 2001, to the Prospectus, dated January 12, 2001, in connection with the offering of certain debt securities due 2040.

Pursuant to 3M's Registration Statement (No. 333-48922) on Form S-3 filed with the SEC on October 30, 2000 (and effective as of January 12, 2001), this Current Report is filed to include the opinion and consent of Gregg M. Larson, Assistant General Counsel of 3M, which are filed as Exhibits 5.1 and 23.1, respectively, to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K
        EXHIBIT NO.  DESCRIPTION
        ----------   -----------
            5.1        Opinion of Counsel re legality
            23.1       Consent of Counsel included in Exhibit 5.1





                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MINNESOTA MINING AND
                           MANUFACTURING COMPANY


                       By: /s/ Gregg M. Larson
                           --------------------
                          Gregg M. Larson,
                          Assistant Secretary

Dated:   February 23, 2001


                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
------          -----------
5.1            Opinion re legality
23.1           Consent of Counsel included in Exhibit 5